Economic Context Where the Group's Operates	12 Months Ended
Dec. 31, 2021
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Economic Context Where the Group's Operates
NOTE 53. ECONOMIC CONTEXT WHERE THE GROUP OPERATES

The Group operates in a complex economic context, both in the national and international spheres.
In recent months, the behavior of the international markets has been affected by the progress of the Omicron variant of the Coronavirus, the persistence of significant inflationary pressures, certain disruptive decisions in China, and the Russian invasion of Ukraine, among other facts. Consequently, the global economic recovery is under way, but at a slower pace than predicted some months ago. The new international scenario seems to be converging towards perspectives of more moderate economic growth, with financial conditions becoming tighter, in addition to other inflationary pressures due to the delay in production chains and the rise in the prices of some commodities. In line with the above, the United States Federal Reserve has begun to reduce the liquidity injected into the markets (a process known as tapering) and to increase the reference interest rate. According to the Monetary Policy Committee, the rate is expected to be raised a total of seven times during 2022.
As for Argentina, after the 9.9% fall in GDP in 2020,
the economy managed to recover the
pre-pandemic
levels and expanded 10.3% on average during 2021. The first months of 2022 displayed a more moderate and heterogeneous recovery, as the comparison base becomes higher.
The Government and the IMF reached an Agreement after several months of negotiation. The Extended Fund Facility will provide the necessary funds in order to honor the 2018 Stand-By Agreement’s principal payments. The Agreement contains a series of quantitative performance criteria and indicative targets related to fiscal deficit, Central Bank’s assistance and Net International Reserves, among other variables. The Agreement will imply quarterly reviews by the Monetary Fund for two and a half years.
For 2022, the fiscal deficit’s floor was set at Ps. 1,758.6 billion; implicitly, 2.5% of GDP. This entails a reduction when compared to the primary deficit of 3.5% of GDP accumulated in 2021 (result that excludes revenue from the Solidarity Contribution, and from the Special Drawing Rights transferred by the International Monetary Fund). During the first two months of 2022, tax resources grew 54.2% in year-on-year terms, whereas primary expenses rose 63.2% when compared to the same period last year. Therefore, the primary deficit of the national public sector amounted to Ps. 92,982 million. In coming years, it is expected that the fiscal deficit will be gradually reduced until reaching equilibrium in 2025.
As a result of 2021’s deficit, the Argentine Central Bank assisted the Treasury for an equivalent of 3.7% of the GDP, of which 2.5% of the GDP was concentrated in the fourth quarter. Regarding 2022, the Central Bank’s assistance has been significantly moderated, partly due to the seasonality of public spending, which concentrates in the last quarter of each year, and partly as a consequence of the Extended Fund Facility Agreement reached with the IMF that limits money issuance to cover the primary deficit. In 2022, the ceiling on Central Bank financing of the Federal Government will be Ps. 705.2 billion (1.0% of GDP).

On the foreign exchange front, the Extended Fund Facility established that Net International Reserves would increase USD 5.8 billion throughout 2022, from a starting point of USD 2.325 billion. During the first quarter of the year, the Central Bank sold USD 48 million to the private sector and sold USD 1.221 million to the public sector (in order to honor principal payments). Despite these movements, the Central Bank managed to accumulate a total of USD 3.475 million thanks to the IMF’s transfer of USD 6.752 million (net of principal payments to the Fund).
The official exchange rate, defined daily by the Argentine Central Bank through Communication “A” 3500, further accelerated its crawling peg during the first months of the year, continuing with the acceleration that took place in the last months of 2021. The current variation rate stands at an annualized 47%, doubling the beginning of the year’s rate. During the first quarter, the exchange rate devalued 7.4% (from ARS/USD 102.75 to ARS/USD 110.98).
As to the pandemic, since its outbreak in March 2020, the measures taken by the National Government to restrain the spread of the virus included, among others, the closure of borders and the mandatory isolation or distancing of the population along with the cessation of non-essential
commercial activities for an extended period of time, with variants according to the local region and activity. On the date of issuance of these Financial Statements, commercial and productive activities have been resumed, in compliance with the protocols to care for persons and abide by certain rules of conduct.
Faced with this context, the Argentine Central Bank additionally established a number of measures aiming at minimizing the economic impact of the pandemic. The following measures stand out:

-	suspension of commissions collection for the use of ATMs until March 31, 2021;

-	maximum rates for financing credit card unpaid balances;

-	deferral of maturities for credit unpaid balances until March 31, 2021;

-	granting of zero rate financing to self-employed and autonomous workers during 2021;

-	a Financing Line for the MSME productive investment;

-	granting of financing to companies to pay salaries;

-	minimum rates established for Time Deposits;

-	flexibilization of parameters for bank debtors’ classification until May 31, 2021, and

-	exchange market controls.
However
,
no
significant negative consequences affected either the Group’s business or the income from their operations on account of the above. The Group also maintains high levels of liquidity and solvency that would allow it to face the contingencies arising from the context.
The Group’s Management permanently monitors the evolution of the variables that affect their business to define their course of action and identify the potential impacts on their equity and financial position. These consolidated financial statements must be read in the light of these circumstances.